This supplemental is being furnished in conjunction with the earnings release dated February 24, 2026 which contains reconciliations of Non-GAAP measures to Total Revenues and Total Hotel Operating Expenses on a consolidated GAAP basis for the three months and years ended December 31, 2025 and 2024.

TABLE OF CONTENTS	Page

Same-Property(1) Portfolio Data by Market, Ranked by Hotel EBITDA	2 - 3

Same-Property(1) Portfolio Data by Market, for the Three Months and Years Ended December 31, 2025 and 2024	4 - 7

Same-Property(1) Historical Operating Data	8

Statistical Data by Property for the Years Ended December 31, 2025 and 2024	9 - 10

Financial Data by Property for the Years Ended December 31, 2025 and 2024	11 - 12

Non-GAAP Financial Measures & Disclosures	13 - 16

1."Same-Property” includes all hotels owned as of December 31, 2025 and also includes renovation disruption for multiple capital projects during the periods presented.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market, Ranked by Hotel EBITDA

Market(2)	% of 2025 Hotel EBITDA	Number of Hotels	Number of Rooms (3)(4)
Orlando, FL	17%	2	1,027
Houston, TX	14%	3	1,223
Phoenix, AZ	11%	2	615
San Diego, CA	8%	2	486
Atlanta, GA	8%	2	649
Nashville, TN	5%	1	346
San Francisco/San Mateo, CA	5%	1	688
Florida Keys, FL	4%	1	120
Dallas, TX	4%	1	416
San Jose/Santa Cruz, CA	3%	1	505
Portland, OR	3%	2	685
Washington, DC - VA	3%	1	365
Savannah, GA	3%	2	226
California Wine Country, CA	2%	1	141
Denver, CO	2%	1	205
California Central Coast, CA	2%	1	97
Birmingham, AL	1%	1	99
Pittsburgh, PA	1%	1	185

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market, Ranked by Hotel EBITDA (Continued)

Market(2)	% of 2025 Hotel EBITDA	Number of Hotels	Number of Rooms (3)(4)
Salt Lake City/Ogden, UT	1%	1	225
Philadelphia, PA	1%	1	230
New Orleans, LA	1%	1	285
Charleston, SC	1%	1	50
Same-Property Portfolio(1)	100%	30	8,868
1."Same-Property” includes all hotels owned as of December 31, 2025 and also includes renovation disruption for multiple capital projects during the period presented.
2.As defined by STR, Inc.
3.As of December 31, 2025.
4.Five rooms were added to inventory at Grand Hyatt Scottsdale Resort in the first quarter 2025.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market
For the Three Months Ended December 31, 2025 and 2024

	Three Months Ended				Three Months Ended
	December 31, 2025				December 31, 2024				% Change
Market(2)	Occupancy	ADR	RevPAR	Total RevPAR(3)	Occupancy	ADR	RevPAR	Total RevPAR(3)	RevPAR	Total RevPAR(3)
Orlando, FL	79.9%	$225.20	$180.01	$375.20	76.1%	$217.19	$165.38	$345.34	8.8%	8.6%
Houston, TX	64.3%	222.92	143.24	257.88	62.5%	225.33	140.85	245.18	1.7%	5.2%
Phoenix, AZ	65.8%	387.41	254.84	572.51	43.4%	376.40	163.46	354.25	55.9%	61.6%
San Diego, CA	57.9%	355.77	206.04	570.73	54.6%	351.48	192.08	526.51	7.3%	8.4%
Atlanta, GA	53.6%	255.24	136.82	270.77	57.8%	246.73	142.55	285.75	(4.0)%	(5.2)%
Nashville, TN	58.7%	352.37	206.80	366.19	61.2%	366.86	224.43	419.31	(7.9)%	(12.7)%
San Francisco/San Mateo, CA	71.8%	225.06	161.56	233.47	77.6%	207.71	161.17	228.80	0.2%	2.0%
Florida Keys, FL	85.4%	506.33	432.36	608.31	83.3%	518.08	431.50	599.01	0.2%	1.6%
Dallas, TX	60.2%	227.65	137.04	199.16	71.7%	196.61	141.03	202.94	(2.8)%	(1.9)%
San Jose/Santa Cruz, CA	60.7%	250.25	151.98	225.33	55.6%	260.30	144.73	211.48	5.0%	6.5%
Portland, OR	52.9%	184.44	97.66	173.98	55.6%	181.34	100.74	169.01	(3.1)%	2.9%
Washington, DC - VA	63.4%	300.70	190.57	307.38	62.7%	295.03	185.02	323.63	3.0%	(5.0)%
Savannah, GA	85.4%	222.84	190.28	298.31	74.6%	256.06	191.13	293.51	(0.4)%	1.6%
California Wine Country, CA	70.6%	369.12	260.71	351.51	70.2%	378.73	265.68	355.27	(1.9)%	(1.1)%
Denver, CO	63.3%	363.23	230.07	499.17	68.4%	341.32	233.60	490.60	(1.5)%	1.7%
California Central Coast, CA	79.1%	452.44	357.73	569.83	73.4%	423.35	310.68	503.93	15.1%	13.1%
Birmingham, AL	82.7%	365.44	302.04	524.56	82.3%	358.56	295.06	540.39	2.4%	(2.9)%
Pittsburgh, PA	75.4%	300.95	226.94	403.61	73.4%	311.06	228.45	412.23	(0.7)%	(2.1)%

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market (Continued)
For the Three Months Ended December 31, 2025 and 2024

	Three Months Ended				Three Months Ended
	December 31, 2025				December 31, 2024				% Change
Market(2)	Occupancy	ADR	RevPAR	Total RevPAR(3)	Occupancy	ADR	RevPAR	Total RevPAR(3)	RevPAR	Total RevPAR(3)
Salt Lake City/Ogden, UT	69.7%	$187.83	$130.86	$203.17	70.0%	$183.16	$128.19	$197.90	2.1%	2.7%
Philadelphia, PA	78.3%	212.12	166.09	251.91	79.8%	216.11	172.45	256.92	(3.7)%	(2.0)%
New Orleans, LA	60.6%	208.24	126.15	198.57	62.1%	240.61	149.50	211.29	(15.6)%	(6.0)%
Charleston, SC	83.9%	408.06	342.24	620.40	89.0%	418.95	372.68	680.53	(8.2)%	(8.8)%
Same-Property Portfolio(1)	66.1%	$266.88	$176.45	$325.52	64.8%	$260.43	$168.81	$305.20	4.5%	6.7%
1."Same-Property” includes all hotels owned as of December 31, 2025 and also includes renovation disruption for multiple capital projects during the periods presented.
2.As defined by STR, Inc.
3.Total Revenues per available room for the period presented.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market
For the Years Ended December 31, 2025 and 2024

	Year Ended				Year Ended
	December 31, 2025				December 31, 2024				% Change
Market(2)	Occupancy	ADR	RevPAR	Total RevPAR(3)	Occupancy	ADR	RevPAR	Total RevPAR(3)	RevPAR	Total RevPAR(3)
Orlando, FL	79.3%	$227.86	$180.61	$389.98	77.3%	$225.66	$174.50	$362.09	3.5%	7.7%
Houston, TX	63.1%	224.33	141.50	248.17	66.9%	226.09	151.26	252.19	(6.5)%	(1.6)%
Phoenix, AZ	58.5%	371.19	217.15	489.02	37.2%	374.33	139.35	290.28	55.8%	68.5%
San Diego, CA	63.6%	368.78	234.36	621.77	63.4%	359.12	227.63	577.44	3.0%	7.7%
Atlanta, GA	67.3%	256.49	172.65	304.21	67.2%	241.77	162.41	290.36	6.3%	4.8%
Nashville, TN	68.9%	343.12	236.46	432.36	65.2%	364.29	237.60	428.66	(0.5)%	0.9%
San Francisco/San Mateo, CA	79.0%	217.87	172.10	244.53	79.9%	210.46	168.24	229.91	2.3%	6.4%
Florida Keys, FL	85.0%	509.90	433.39	604.71	85.0%	515.01	437.60	611.30	(1.0)%	(1.1)%
Dallas, TX	60.4%	223.69	135.08	194.49	73.5%	196.29	144.20	195.75	(6.3)%	(0.6)%
San Jose/Santa Cruz, CA	63.1%	247.23	156.07	239.33	58.7%	247.53	145.24	218.15	7.5%	9.7%
Portland, OR	62.5%	181.98	113.74	189.48	65.5%	190.57	124.74	197.20	(8.8)%	(3.9)%
Washington, DC - VA	68.7%	297.19	204.09	320.04	67.7%	280.40	189.86	307.07	7.5%	4.2%
Savannah, GA	83.0%	231.82	192.32	299.82	78.0%	250.04	194.98	295.73	(1.4)%	1.4%
California Wine Country, CA	70.8%	382.56	271.03	360.00	69.9%	384.77	268.91	351.57	0.8%	2.4%
Denver, CO	71.0%	370.77	263.22	500.78	70.2%	362.91	254.74	454.64	3.3%	10.1%
California Central Coast, CA	79.0%	464.88	367.31	559.11	74.4%	449.52	334.63	519.09	9.8%	7.7%
Birmingham, AL	80.3%	353.53	283.98	475.90	77.7%	351.80	273.49	479.09	3.8%	(0.7)%
Pittsburgh, PA	74.7%	288.00	215.02	355.91	70.8%	281.45	199.35	347.44	7.9%	2.4%

Xenia Hotels & Resorts, Inc.
Same-Property(1) Portfolio Data by Market (Continued)
For the Years Ended December 31, 2025 and 2024

	Year Ended				Year Ended
	December 31, 2025				December 31, 2024				% Change
Market(2)	Occupancy	ADR	RevPAR	Total RevPAR(3)	Occupancy	ADR	RevPAR	Total RevPAR(3)	RevPAR	Total RevPAR(3)
Salt Lake City/Ogden, UT	69.4%	$199.42	$138.37	$205.50	71.5%	$194.35	$139.03	$202.61	(0.5)%	1.4%
Philadelphia, PA	76.7%	201.55	154.52	227.97	73.9%	209.44	154.77	222.62	(0.2)%	2.4%
New Orleans, LA	54.6%	214.37	117.08	185.43	57.4%	210.17	120.62	182.02	(2.9)%	1.9%
Charleston, SC	83.7%	402.88	337.16	615.63	84.0%	403.17	338.73	600.61	(0.5)%	2.5%
Same-Property Portfolio(1)	68.6%	$265.38	$181.97	$328.57	67.6%	$259.03	$175.18	$304.12	3.9%	8.0%
1."Same-Property” includes all hotels owned as of December 31, 2025 and also includes renovation disruption for multiple capital projects during the periods presented.
2.As defined by STR, Inc.
3.Total Revenues per available room for the period presented.

Xenia Hotels & Resorts, Inc.
Same-Property(1) Historical Operating Data
($ amounts in thousands, except ADR and RevPAR)

	First	Second	Third	Fourth	Full Year
2025	Quarter	Quarter	Quarter	Quarter
Occupancy	69.6%	72.3%	66.3%	66.1%	68.6%
ADR	$275.47	$270.42	$248.09	$266.88	$265.38
RevPAR	$191.80	$195.51	$164.50	$176.45	$181.97
Total RevPAR(2)	$345.15	$354.50	$289.76	$325.52	$328.57

Hotel Revenues	$275,435	$286,081	$236,405	$265,577	$1,063,498
Hotel EBITDA	$74,450	$84,027	$46,956	$68,849	$274,282
Hotel EBITDA Margin	27.0%	29.4%	19.9%	25.9%	25.8%

	First	Second	Third	Fourth	Full Year
2024	Quarter	Quarter	Quarter	Quarter
Occupancy	67.5%	70.9%	67.3%	64.8%	67.6%
ADR	$266.14	$265.16	$244.24	$260.43	$259.03
RevPAR	$179.70	$187.95	$164.44	$168.81	$175.18
Total RevPAR(2)	$312.70	$319.44	$279.39	$305.20	$304.12

Hotel Revenues	$252,181	$257,642	$227,812	$248,855	$986,490
Hotel EBITDA	$67,127	$68,747	$46,617	$59,197	$241,688
Hotel EBITDA Margin	26.6%	26.7%	20.5%	23.8%	24.5%

1."Same-Property” includes all hotels owned as of December 31, 2025 and also includes renovation disruption for multiple capital projects during the periods presented.
2.Total Revenues per available room for the period presented.

Xenia Hotels & Resorts, Inc.
Statistical Data by Property
For the Years Ended December 31, 2025 and 2024

	December 31, 2025				December 31, 2024				% Change
	Occupancy	ADR	RevPAR	Total RevPAR(2)	Occupancy	ADR	RevPAR	Total RevPAR(2)	RevPAR	Total RevPAR(2)
Andaz Napa	70.8%	$382.56	$271.03	$360.00	69.9%	$384.77	$268.91	$351.57	0.8%	2.4%
Andaz San Diego	67.9%	247.22	167.96	271.34	70.5%	251.63	177.46	260.89	(5.4)%	4.0%
Andaz Savannah	84.4%	201.10	169.68	230.63	77.8%	219.98	171.23	228.60	(0.9)%	0.9%
Bohemian Hotel Savannah Riverfront, Autograph Collection	80.1%	296.94	237.92	439.14	78.3%	310.23	242.79	430.88	(2.0)%	1.9%
Fairmont Pittsburgh	74.7%	288.00	215.02	355.91	70.8%	281.45	199.35	347.44	7.9%	2.4%
Grand Bohemian Hotel Charleston, Autograph Collection	83.7%	402.88	337.16	615.63	84.0%	403.17	338.73	600.61	(0.5)%	2.5%
Grand Bohemian Hotel Mountain Brook, Autograph Collection	80.3%	353.53	283.98	475.90	77.7%	351.80	273.49	479.09	3.8%	(0.7)%
Grand Bohemian Hotel Orlando, Autograph Collection	77.3%	283.73	219.25	377.57	75.1%	270.53	203.09	354.18	8.0%	6.6%
Grand Hyatt Scottsdale Resort	56.0%	353.64	197.96	437.85	29.5%	329.05	97.05	187.73	104.0%	133.2%
Hyatt Centric Key West Resort & Spa	85.0%	509.90	433.39	604.71	85.0%	515.01	437.60	611.30	(1.0)%	(1.1)%
Hyatt Regency Grand Cypress	79.9%	210.66	168.31	393.93	78.0%	211.94	165.41	364.60	1.8%	8.0%
Hyatt Regency Portland at the Oregon Convention Center	61.3%	175.53	107.58	175.05	64.0%	183.86	117.69	179.98	(8.6)%	(2.7)%
Hyatt Regency Santa Clara	63.1%	247.23	156.07	239.33	58.7%	247.53	145.24	218.15	7.5%	9.7%
Kimpton Canary Hotel Santa Barbara	79.0%	464.88	367.31	559.11	74.4%	449.52	334.63	519.09	9.8%	7.7%
Kimpton Hotel Monaco Salt Lake City	69.4%	199.42	138.37	205.50	71.5%	194.35	139.03	202.61	(0.5)%	1.4%
Kimpton Hotel Palomar Philadelphia	76.7%	201.55	154.52	227.97	73.9%	209.44	154.77	222.62	(0.2)%	2.4%
Kimpton RiverPlace Hotel	71.0%	221.27	157.17	291.33	75.6%	230.65	174.46	318.75	(9.9)%	(8.6)%
Loews New Orleans Hotel	54.6%	214.37	117.08	185.43	57.4%	210.17	120.62	182.02	(2.9)%	1.9%
Marriott Dallas Downtown	60.4%	223.69	135.08	194.49	73.5%	196.29	144.20	195.75	(6.3)%	(0.6)%
Marriott San Francisco Airport Waterfront	79.0%	217.87	172.10	244.53	79.9%	210.46	168.24	229.91	2.3%	6.4%

Xenia Hotels & Resorts, Inc.
Statistical Data by Property (Continued)
For the Years Ended December 31, 2025 and 2024

	December 31, 2025				December 31, 2024				% Change
	Occupancy	ADR	RevPAR	Total RevPAR(2)	Occupancy	ADR	RevPAR	Total RevPAR(2)	RevPAR	Total RevPAR(2)
Marriott Woodlands Waterway Hotel & Convention Center	67.4%	$256.54	$172.94	$362.01	71.5%	$251.10	$179.51	$363.04	(3.7)%	(0.3)%
Park Hyatt Aviara Resort, Golf Club & Spa	61.4%	434.15	266.65	792.16	59.9%	420.65	252.02	731.36	5.8%	8.3%
Renaissance Atlanta Waverly Hotel & Convention Center	65.7%	209.36	137.56	241.60	65.5%	198.04	129.73	235.68	6.0%	2.5%
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	69.0%	430.49	297.10	702.16	69.1%	454.04	313.89	713.40	(5.3)%	(1.6)%
The Ritz-Carlton, Denver	71.0%	370.77	263.22	500.78	70.2%	362.91	254.74	454.64	3.3%	10.1%
The Ritz-Carlton, Pentagon City	68.7%	297.19	204.09	320.04	67.7%	280.40	189.86	307.07	7.5%	4.2%
W Nashville	68.9%	343.12	236.46	432.36	65.2%	364.29	237.60	428.66	(0.5)%	0.9%
Waldorf Astoria Atlanta Buckhead	73.9%	428.62	316.90	561.56	74.0%	400.80	296.73	515.10	6.8%	9.0%
Westin Galleria Houston & Westin Oaks Houston at The Galleria	61.4%	210.25	129.00	202.89	65.1%	215.17	140.03	208.10	(7.9)%	(2.5)%
Same-Property Portfolio(1)	68.6%	$265.38	$181.97	$328.57	67.6%	$259.03	$175.18	$304.12	3.9%	8.0%
1."Same-Property” includes all hotels owned as of December 31, 2025 and also includes renovation disruption for multiple capital projects during the periods presented.
2.Total Revenues per available room for the period presented.

Xenia Hotels & Resorts, Inc.
Financial Data by Property(1)
For the Years Ended December 31, 2025 and 2024

	Year Ended December 31, 2025			Year Ended December 31, 2024
	EBITDA ($000s)	EBITDA / Key (2)	EBITDA Margin	EBITDA ($000s)	EBITDA / Key(2)	EBITDA Margin	EBITDA Change	Margin Change
Andaz Napa	$5,999	$42,544	32.4%	$6,136	$43,521	33.8%	(2.2)%	(144)	bps
Andaz San Diego	1,828	11,498	11.6%	1,761	11,076	11.6%	3.8%	1	bps
Andaz Savannah	4,553	30,150	35.8%	3,314	21,950	26.2%	37.4%	959	bps
Bohemian Hotel Savannah Riverfront, Autograph Collection	2,813	37,511	23.4%	2,847	37,956	24.1%	(1.2)%	(67)	bps
Fairmont Pittsburgh	4,043	21,853	16.8%	4,293	23,205	18.2%	(5.8)%	(142)	bps
Grand Bohemian Hotel Charleston, Autograph Collection	2,405	48,091	21.4%	2,306	46,112	21.0%	4.3%	42	bps
Grand Bohemian Hotel Mountain Brook, Autograph Collection	4,266	43,086	24.8%	4,200	42,428	24.2%	1.6%	60	bps
Grand Bohemian Hotel Orlando, Autograph Collection	10,940	44,112	32.0%	9,333	37,632	29.1%	17.2%	295	bps
Grand Hyatt Scottsdale Resort	22,041	44,438	27.8%	(1,312)	(2,644)	(3.9)%	1,780.6%	3,171	bps
Hyatt Centric Key West Resort & Spa	10,943	91,188	41.3%	11,042	92,019	41.1%	(0.9)%	18	bps
Hyatt Regency Grand Cypress	34,564	44,370	30.9%	31,795	40,815	30.6%	8.7%	27	bps
Hyatt Regency Portland at the Oregon Convention Center	7,892	13,153	20.6%	8,850	14,749	22.4%	(10.8)%	(180)	bps
Hyatt Regency Santa Clara	9,371	18,556	21.2%	6,626	13,120	16.4%	41.4%	481	bps
Kimpton Canary Hotel Santa Barbara	5,262	54,242	26.6%	4,550	46,911	24.7%	15.6%	189	bps
Kimpton Hotel Monaco Salt Lake City	3,759	16,705	22.3%	3,801	16,892	22.8%	(1.1)%	(51)	bps
Kimpton Hotel Palomar Philadelphia	2,865	12,457	15.0%	2,943	12,796	15.7%	(2.7)%	(74)	bps
Kimpton RiverPlace Hotel	378	4,446	4.2%	1,097	12,903	11.1%	(65.5)%	(688)	bps
Loews New Orleans Hotel	2,844	9,980	14.7%	2,750	9,648	14.5%	3.4%	26	bps
Marriott Dallas Downtown	10,143	24,382	34.3%	10,895	26,191	36.6%	(6.9)%	(222)	bps
Marriott San Francisco Airport Waterfront	14,000	20,349	22.8%	12,357	17,960	21.3%	13.3%	146	bps

Xenia Hotels & Resorts, Inc.
Financial Data by Property(1) (Continued)
For the Years Ended December 31, 2025 and 2024

	Year Ended December 31, 2025			Year Ended December 31, 2024
	EBITDA ($000s)	EBITDA / Key (2)	EBITDA Margin	EBITDA ($000s)	EBITDA / Key(2)	EBITDA Margin	EBITDA Change	Margin Change
Marriott Woodlands Waterway Hotel & Convention Center	$18,064	$51,909	39.3%	$18,794	$54,005	40.6%	(3.9)%	(135)	bps
Park Hyatt Aviara Resort, Golf Club & Spa	$19,274	$58,942	20.4%	$18,636	$56,990	21.3%	3.4%	(90)	bps
Renaissance Atlanta Waverly Hotel & Convention Center	16,039	30,726	34.8%	15,963	30,581	35.5%	0.5%	(61)	bps
Royal Palms Resort & Spa, The Unbound Collection by Hyatt	6,979	58,650	22.9%	7,850	65,968	25.3%	(11.1)%	(238)	bps
The Ritz-Carlton, Denver	5,511	26,883	14.7%	4,095	19,976	12.0%	34.6%	271	bps
The Ritz-Carlton, Pentagon City	7,719	21,147	18.1%	6,783	18,583	16.5%	13.8%	157	bps
W Nashville	14,642	42,318	26.8%	13,474	38,943	24.8%	8.7%	200	bps
Waldorf Astoria Atlanta Buckhead	4,955	39,019	19.0%	3,703	29,155	15.5%	33.8%	358	bps
Westin Galleria Houston & Westin Oaks Houston at The Galleria	20,190	23,075	31.2%	22,807	26,065	34.2%	(11.5)%	(306)	bps
Same-Property Portfolio(1)	$274,282	$30,929	25.8%	$241,688	$27,254	24.5%	13.5%	129	bps
1."Same-Property” includes all hotels owned as of December 31, 2025 and also includes renovation disruption for multiple capital projects during the periods presented.
2.As of December 31, 2025.

About Xenia Hotels & Resorts, Inc.
Xenia Hotels & Resorts, Inc. is a self-advised and self-administered REIT that invests in uniquely positioned luxury and upper upscale hotels and resorts with a focus on the top 25 lodging markets as well as key leisure destinations in the United States. The Company owns 30 hotels and resorts comprising 8,868 rooms across 14 states. Xenia’s hotels are in the luxury and upper upscale segments, and are operated and/or licensed by industry leaders including Marriott, Hyatt, Kimpton, Fairmont, Loews, Hilton, and The Kessler Collection. For more information on Xenia’s business, refer to the Company website at www.xeniareit.com.
Forward-Looking Statements
This supplemental, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are not historical facts but are based on certain assumptions of management and describe the Company's future plans, strategies and expectations. Forward-looking statements are generally identifiable by use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "guidance," "predict," "potential," "continue," "likely," "will," "would," "illustrative," references to "outlook" and "guidance" and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements in this supplemental include, among others, statements about our strategies or plans, our performance relative to the industry and/or peers, or other future events, the outlook related to macroeconomic factors, our beliefs or expectations relating to our future performance including our 2025 outlook and guidance, results of operations and financial conditions and the timing of renovations and capital expenditures projects and the potential impact on the same due to the imposition of reciprocal and retaliatory tariffs. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements, which are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company's control and which could materially affect actual results, performances or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, (i) general economic uncertainty and a contraction in the U.S. or global economy or low levels of economic growth; (ii) macroeconomic and other factors beyond our control that can adversely affect and reduce demand for hotel rooms, food and beverage services, and/or meeting facilities, such as wars, global conflicts and geopolitical unrest, changes in trade policy, changes in consumer sentiment towards travel to the United States, other political conditions or uncertainty, actual or threatened terrorist or cyber-attacks, mass casualty events, government shutdowns and closures, travel-related health concerns, global outbreaks of pandemics (such as the COVID-19 pandemic) or contagious diseases, or fear of such outbreaks, weather and climate-related events, such as hurricanes, tornadoes, floods, wildfires, and droughts, and natural or man-made disasters; (iii) inflation and inflationary pressures which increases labor costs and other costs of providing services to guests and complying with hotel brand standards, as well as costs related to construction and other capital expenditures including increased costs due to the imposition of tariffs on imported goods, property and other taxes, and insurance costs which could result in reduced operating profit margins; (iv) bank failures and concerns over a potential domestic and/or global recession; (v) the Company’s dependence on third-party managers of its hotels, including its inability to directly implement strategic operational business decisions; (vi) risks associated with the hotel industry, including competition, increases in wages and benefits, energy costs and other operating costs, cyber incidents, information technology failures, downturns in general and local economic conditions, prolonged periods of civil unrest in our markets, and disruption caused by cancellation of or delays in the completion of anticipated demand generators; (vii) the availability and terms of financing and capital and the general volatility of securities markets; (viii) risks associated with the real estate industry, including environmental contamination and costs of complying with the Americans with Disabilities Act and similar laws; (ix) interest rate changes; (x) the Company's ability to successfully negotiate amendments and covenant waivers with its unsecured and secured indebtedness; (xi) the

Company's ability to comply with covenants, restrictions, and limitations in any existing or revised loan agreements with our unsecured and secured lenders; (xii) the possible failure of the Company to qualify as a REIT and the risk of changes in laws affecting REITs; (xiii) the possibility of uninsured or underinsured losses, including those relating to natural disasters, terrorism, government shutdowns and closures, civil unrest, or cyber incidents; (xiv) risks associated with redevelopment and repositioning projects, including disruption, delays and cost overruns; (xv) levels of spending in business and leisure segments as well as decreases in consumer confidence; (xvi) declines in occupancy and average daily rate; (xvii) the seasonal and cyclical nature of the real estate and hospitality businesses; (xviii) changes in distribution arrangements, such as through online travel intermediaries; (xix) relationships with labor unions and changes in labor laws, including increases to minimum wages and/or work rule requirements; (xx) the impact of changes in the tax code and uncertainty as to how some of those changes may be applied; (xxi) monthly cash expenditures and the uncertainty around predictions; (xxii) labor shortages; (xxiii) tariffs/trade dispute disruptions in supply chains resulting in delays or inability to procure required products; and (xxiv) the risk factors discussed in the Company’s Annual Report on Form 10-K, as updated in its Quarterly Reports. Accordingly, there is no assurance that the Company's expectations will be realized. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this supplemental. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.
For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.xeniareit.com.
All information in this supplemental is as of the date of its release. The Company undertakes no duty to update the statements in this supplemental to conform the statements to actual results or changes in the Company’s expectations.
Availability of Information on Xenia's Website
Investors and others should note that Xenia routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission (SEC) filings, press releases, public conference calls, webcasts, and the Investor Relations section of Xenia's website. While not all the information that the Company posts to the Xenia website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Xenia to review the information that it shares at the Investor Relations link located on www.xeniareit.com. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting "Email Alerts / Investor Information" in the "Company Overview" section of Xenia’s Investor Relations website at www.xeniareit.com.
Non-GAAP Financial Measures
The Company considers the following non-GAAP financial measures to be useful to investors as key supplemental measures of its operating performance: EBITDA, EBITDAre, Adjusted EBITDAre, Same-Property Hotel EBITDA, Same-Property Hotel EBITDA Margin, FFO, Adjusted FFO, and Adjusted FFO per diluted share. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income or loss, operating profit, cash from operations, or any other operating performance measure as prescribed per GAAP.
EBITDA, EBITDAre and Adjusted EBITDAre

EBITDA is a commonly used measure of performance in many industries and is defined as net income or loss (calculated in accordance with GAAP) excluding interest expense, provision for income taxes (including income taxes applicable to sale of assets) and depreciation and amortization. The Company considers EBITDA useful to investors in evaluating and facilitating comparisons of its operating performance between periods and between REITs by removing the impact of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results, even though EBITDA does not represent an amount that accrues directly to common stockholders. In addition, EBITDA is used as one measure in determining the value of hotel acquisitions and dispositions and, along with FFO and Adjusted FFO, is used by management in the annual budget process for compensation programs.
The Company calculates EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("Nareit"). Nareit defines EBITDAre as EBITDA plus or minus losses and gains on the disposition of depreciated property, including gains or losses on change of control, plus impairments of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.
The Company further adjusts EBITDAre to exclude the impact of non-controlling interests in consolidated entities other than its Operating Partnership Units because its Operating Partnership Units may be redeemed for common stock. The Company also adjusts EBITDAre for certain additional items such as depreciation and amortization related to corporate assets, terminated transaction and pre-opening expenses, amortization of share-based compensation, non-cash ground rent and straight-line rent expense, the cumulative effect of changes in accounting principles, and other costs it believes do not represent recurring operations and are not indicative of the performance of its underlying hotel property entities. The Company believes it is meaningful for investors to understand Adjusted EBITDAre attributable to all common stock and unit holders. The Company believes Adjusted EBITDAre attributable to common stock and unit holders provides investors with another useful financial measure in evaluating and facilitating comparison of operating performance between periods and between REITs that report similar measures.
Same-Property Hotel EBITDA and Same-Property Hotel EBITDA Margin
Same-Property hotel data includes the actual operating results for all hotels owned as of the end of the reporting period. The Company then adjusts the Same-Property hotel data for comparability purposes by including pre-acquisition operating results of asset(s) acquired during the period, which provides investors a basis for understanding the acquisition(s) historical operating trends and seasonality. The pre-acquisition operating results for the comparable period are obtained from the seller and/or manager of the hotel(s) during the acquisition due diligence process and have not been audited or reviewed by our independent auditors. The Company further adjusts the Same-Property hotel data to remove dispositions during the respective reporting periods, and, in certain cases, hotels that are not fully open due to significant renovation, re-positioning, or disruption or whose room counts have materially changed during either the current or prior year as these historical operating results are not indicative of or expected to be comparable to the operating performance of the hotel portfolio on a prospective basis.
Same-Property Hotel EBITDA represents net income or loss excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate-level costs and expenses, (5) terminated transaction and pre-opening expenses, and (6) certain state and local excise taxes resulting from ownership structure. The Company believes that Same-Property Hotel EBITDA provides investors a useful financial measure to evaluate hotel operating performance excluding the impact of capital structure (primarily interest expense), asset base (primarily depreciation and amortization), income taxes, and corporate-level expenses (corporate expenses and terminated transaction costs). The Company believes property-level results provide investors with supplemental information on the ongoing operational performance of its hotels and the effectiveness of third-party management companies that operate our business on a property-level basis. Same-Property Hotel EBITDA Margin is calculated by dividing Same-Property Hotel EBITDA by Same-Property Total Revenues.
As a result of these adjustments the Same-Property hotel data presented does not represent the Company's total revenues, expenses, operating profit or net income and should not be used to evaluate performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of operating performance. Our consolidated statements of operations and comprehensive income include such amounts, all of which should be considered by investors when evaluating our performance.
We include Same-Property hotel data as supplemental information for investors. Management believes that providing Same-Property hotel data is useful to investors because it represents comparable operations for our portfolio as it exists at the end of the respective reporting periods presented, which allows investors and management to evaluate the period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. In particular, these measures assist management and investors in distinguishing whether increases or decreases in revenues and/or expenses are due to growth or decline of operations at Same-Property hotels or from other factors, such as the effect of acquisitions or dispositions.
FFO and Adjusted FFO
The Company calculates FFO in accordance with standards established by Nareit, as amended in the 2018 Restatement White Paper, which defines FFO as net income or loss (calculated in accordance with GAAP), excluding real estate-related depreciation, amortization and impairments, gains or losses from sales of real estate, the cumulative effect of changes in accounting principles, similar adjustments for unconsolidated partnerships and consolidated variable interest entities, and items classified by GAAP as extraordinary. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. The Company believes that the presentation of FFO provides useful supplemental information to investors regarding operating performance by excluding the effect of real estate depreciation and amortization, gains or losses from sales for real estate, impairments of real estate assets, extraordinary items and the portion of these items related to unconsolidated entities, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance. The Company believes that the presentation of FFO can facilitate comparisons of operating performance between periods and between REITs, even though FFO does not represent an amount that accrues directly to common stockholders. The calculation of FFO may not be comparable to measures calculated by other companies who do not use the Nareit definition of FFO or do not calculate FFO per diluted share in accordance with Nareit guidance. Additionally, FFO may not be helpful when comparing Xenia to non-REITs. The Company presents FFO attributable to common stock and unit holders, which includes its Operating Partnership Units because its Operating Partnership Units may be redeemed for common stock. The Company believes it is meaningful for investors to understand FFO attributable to common stock and unit holders.
The Company further adjusts FFO for certain additional items that are not in Nareit’s definition of FFO such as terminated transaction and pre-opening expenses, amortization of debt origination costs and share-based compensation, non-cash ground rent and straight-line rent expense, and other items we believe do not represent recurring operations. The Company believes that Adjusted FFO provides investors with useful supplemental information that may facilitate comparisons of ongoing operating performance between periods and between REITs that make similar adjustments to FFO and is beneficial to investors’ complete understanding of our operating performance.
Adjusted FFO per diluted share
The diluted weighted-average common share count used for the calculation of Adjusted FFO per diluted share differs from diluted weighted-average common share count used to derive net income or loss per share available to common stockholders. The Company calculates Adjusted FFO per diluted share by dividing the Adjusted FFO by the diluted weighted-average number of shares of common stock outstanding plus the weighted-average vested Operating Partnership Units. Any anti-dilutive securities are excluded from the diluted earnings per share calculation.